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                                                                    EXHIBIT 23.A

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-81772) of GulfTerra Energy Partners, L.P. (the "Partnership") of our report dated March 12, 2004 relating to the consolidated financial statements and the financial statement schedule, which appear in this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS, L.L.P.

Houston, Texas
March 12, 2004